Exhibit 8.1
SUBSIDIARIES OF SCORPIO TANKERS INC

Company	Incorporated in
Glen Iris Ltd.	The Republic of Liberia
Noemi Shipping Company Limited	The Republic of The Marshall Islands
Piedmont Enterprises Ltd.	The Republic of Liberia
Proteus 1 Ltd.	The Republic of Liberia
Proteus 2 Ltd.	The Republic of Liberia
Senatore Shipping Company Limited	The Republic of The Marshall Islands
Scorpio Investment (Cayman) Ltd	Caymand Islands
STI Acton Shipping Company Limited	The Republic of The Marshall Islands
STI Alexis Shipping Company Limited	The Republic of The Marshall Islands
STI Amber Shipping Company Limited	The Republic of The Marshall Islands
STI Amsterdam Shipping Company Limited	The Republic of The Marshall Islands
STI Aqua Shipping Company Limited	The Republic of The Marshall Islands
STI Barcelona Shipping Company Limited	The Republic of The Marshall Islands
STI Battersea Shipping Company Limited	The Republic of The Marshall Islands
STI Battery Shipping Company Limited	The Republic of The Marshall Islands
STI Benicia Shipping Company Limited	The Republic of The Marshall Islands
STI Beryl Shipping Company Limited	The Republic of The Marshall Islands
STI Brixton Shipping Company Limited	The Republic of The Marshall Islands
STI Broadway Shipping Company Limited	The Republic of The Marshall Islands
STI Bronx Shipping Company Limited	The Republic of The Marshall Islands
STI Brooklyn Shipping Company Limited	The Republic of The Marshall Islands
STI Camden Shipping Company Limited	The Republic of The Marshall Islands
STI Cape Town Shipping Company Limited	The Republic of The Marshall Islands
STI Chartering and Trading Ltd	The Republic of The Marshall Islands
STI Chelsea Shipping Company Limited	The Republic of The Marshall Islands
STI Clapham Shipping Company Limited	The Republic of The Marshall Islands
STI Comandante Shipping Company Limited	The Republic of The Marshall Islands
STI Condotti Shipping Company Limited	The Republic of The Marshall Islands
STI Connaught Shipping Company Limited	The Republic of The Marshall Islands
STI Conqueror Shipping Company Limited	The Republic of The Marshall Islands
STI Coral Shipping Company Limited	The Republic of The Marshall Islands
STI Dama Shipping Company Limited	The Republic of The Marshall Islands
STI Diamond Shipping Company Limited	The Republic of The Marshall Islands
STI Duchessa Shipping Company Limited	The Republic of The Marshall Islands
STI Elysees Shipping Company Limited	The Republic of The Marshall Islands
STI Emerald Shipping Company Limited	The Republic of The Marshall Islands
STI Finchley Shipping Company Limited	The Republic of The Marshall Islands
STI Fontvieille Shipping Company Limited	The Republic of The Marshall Islands
STI Fulham Shipping Company Limited	The Republic of The Marshall Islands
STI Garnet Shipping Company Limited	The Republic of The Marshall Islands
STI Gladiator Shipping Company Limited	The Republic of The Marshall Islands
STI Gramercy Shipping Company Limited	The Republic of The Marshall Islands
STI Hackney Shipping Company Limited	The Republic of The Marshall Islands

STI Hammersmith Shipping Company Limited	The Republic of The Marshall Islands
STI Harmony Shipping Company Limited	The Republic of The Marshall Islands
STI Heritage Shipping Company Limited	The Republic of The Marshall Islands
STI Highlander Shipping Company Limited	The Republic of The Marshall Islands
STI Houston Shipping Company Limited	The Republic of The Marshall Islands
STI Jasper Shipping Company Limited	The Republic of The Marshall Islands
STI Larvotto Shipping Company Limited	The Republic of The Marshall Islands
STI Lauren Shipping Company Limited	The Republic of The Marshall Islands
STI Le Rocher Shipping Company Limited	The Republic of The Marshall Islands
STI Lexington Shipping Company Limited	The Republic of The Marshall Islands
STI Madison Shipping Company Limited	The Republic of The Marshall Islands
STI Manhattan Shipping Company Limited	The Republic of The Marshall Islands
STI Matador Shipping Company Limited	The Republic of The Marshall Islands
STI Mayfair Shipping Company Limited	The Republic of The Marshall Islands
STI Meraux Shipping Company Limited	The Republic of The Marshall Islands
STI Millenium Shipping Company Limited	The Republic of The Marshall Islands
STI Milwaukee Shipping Company Limited	The Republic of The Marshall Islands
STI Monaco Shipping Company Limited	The Republic of The Marshall Islands
STI Mythos Shipping Company Limited	The Republic of The Marshall Islands
STI Notting Hill Shipping Company Limited	The Republic of The Marshall Islands
STI Olivia Shipping Company Limited	The Republic of The Marshall Islands
STI Onyx Shipping Company Limited	The Republic of The Marshall Islands
STI Opera Shipping Company Limited	The Republic of The Marshall Islands
STI Orchard Shipping Company Limited	The Republic of The Marshall Islands
STI Osceola Shipping Company Limited	The Republic of The Marshall Islands
STI Oxford Shipping Company Limited	The Republic of The Marshall Islands
STI Park Shipping Company Limited	The Republic of The Marshall Islands
STI Pimlico Shipping Company Limited	The Republic of The Marshall Islands
STI Pontiac Shipping Company Limited	The Republic of The Marshall Islands
STI Poplar Shipping Company Limited	The Republic of The Marshall Islands
STI Powai Shipping Company Limited	The Republic of The Marshall Islands
STI Queens Shipping Company Limited	The Republic of The Marshall Islands
STI Regina Shipping Company Limited	The Republic of The Marshall Islands
STI Rose Shipping Company Limited	The Republic of The Marshall Islands
STI Rotherhithe Shipping Company Limited	The Republic of The Marshall Islands
STI Ruby Shipping Company Limited	The Republic of The Marshall Islands
STI San Antonio Shipping Company Limited	The Republic of The Marshall Islands
STI Sao Paulo Shipping Company Limited	The Republic of The Marshall Islands
STI Sapphire Shipping Company Limited	The Republic of The Marshall Islands
STI Seneca Shipping Company Limited	The Republic of The Marshall Islands
STI Shanghai Shipping Company Limited	The Republic of The Marshall Islands
STI Sloane Shipping Company Limited	The Republic of The Marshall Islands
STI Soho Shipping Company Limited	The Republic of The Marshall Islands
STI Spirit Shipping Company Limited	The Republic of The Marshall Islands
STI St. Charles Shipping Company Limited	The Republic of The Marshall Islands
STI Texas City Shipping Company Limited	The Republic of The Marshall Islands

STI Topaz Shipping Company Limited	The Republic of The Marshall Islands
STI Tribeca Shipping Company Limited	The Republic of The Marshall Islands
STI Ulsan Shipping Company Limited	The Republic of The Marshall Islands
STI Venere Shipping Company Limited	The Republic of The Marshall Islands
STI Veneto Shipping Company Limited	The Republic of The Marshall Islands
STI Ville Shipping Company Limited	The Republic of The Marshall Islands
STI Virtus Shipping Company Limited	The Republic of The Marshall Islands
STI Wembley Shipping Company Limited	The Republic of The Marshall Islands
STI Westminster Shipping Company Limited	The Republic of The Marshall Islands
STI Winnie Shipping Company Limited	The Republic of The Marshall Islands
STI Yorkville Shipping Company Limited	The Republic of The Marshall Islands
Sting LLC	State of Delaware, United States of America
Venice Shipping Company Limited	The Republic of The Marshall Islands
York Maritime Holding I	The Republic of The Marshall Islands
York Maritime Holding II	The Republic of The Marshall Islands
York Maritime Holding III	The Republic of The Marshall Islands
York Maritime Holding VIII	The Republic of The Marshall Islands